SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


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         Date of Report (Date of earliest event reported): April 2, 1999


                             GATEWAYS TO SPACE, INC.
               (Exact Name of Registrant as Specified in Charter)



            Delaware                    33-20394-D               84-1099450
  (State or other jurisdiction   (Commission File Number)      (IRS Employer
        of incorporation)                                   Identification No.)



                          5401 Kirkman Road, Suite 158
                             Orlando, Florida 32819
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (407) 363-9400


                                 539 Bunker Lane
                         Pleasanton, California (Former
             name or former address, if changed since last report.)



Page 1 of 6 pages                                    Exhibit Index on Page 6

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Item 1.  Changes in Control of Registrant.

         On April 2, 1999, pursuant to a Purchase Agreement (the "Agreement") among Entertainmax, Inc., a Florida corporation ("eMax"), and certain security holders of the Registrant (hereinafter such security holders are referred to as the "Shareholders"), the following occurred:

         (a) Louis Karabachos, Kathy L. Desmond, Kathy Desmond Karabachos, Kara Group Holdings, Inc., Kara Group Inc., and certain other persons affiliated with the foregoing persons, the Shareholders, sold to eMax 23,987,711 shares of the Registrant's common stock, $.001 par value (the "Common Stock"), 600,000 shares of the Registrant's Class A preferred stock, $.001 par value, 520,502 shares of the Registrant's Class B preferred stock, $.001 par value, and 7,100,000 warrants to purchase shares of Common Stock (all of the foregoing, the "Purchased Securities");

         (b) EMax paid consideration of $25,000.00 in cash for the Purchased Securities; and

         (c) Louis Karabachos and Kathy L. Desmond agreed to resign their positions as officers and directors of the Registrant, to terminate any employment agreements between each of them and the Registrant, and to waive all claims against the Registrant, including but not limited to any rights to receive any and all severance benefits for stock, outstanding fees and claims for past salaries or claims for issuance of the stock of the Registrant upon any subsequent termination of employment.

         As a result of the closing of the Agreement, eMax owns approximately forty and 35/100 percent (40.35%) of the 59,440,691 outstanding shares of record of the Common Stock of the Registrant. The precise ownership percentage currently cannot be ascertained, as the Registrant is engaged in an effort to verify the ownership status of its securities. No source of the consideration by eMax to acquire control of the Registrant was a loan made in the ordinary course of business by a bank as defined in Section 3(a)(6) of the Act.

         To the knowledge of the Registrant, there are not any arrangements or understandings among members of the former and new control groups and their associates with respect to the election of directors or other matters with respect to the Registrant, except that the aforementioned Agreement provided for the resignations of Louis Karabachos and Kathy L. Desmond as directors and officers of the Registrant. The sole remaining director of the Registrant, Edward Johnson, subsequently elected the following officers and additional directors (provided that the election of such additional directors shall be effective ten (10) days after the date of the Registrant's filing of an Information Statement pursuant to Rule 14F-1):

         Board of Directors                    Officers
         ------------------                    --------

         Roxanna Weber                Roxanna Weber, Secretary and Treasurer
         Matthew  C. Weber            Matthew C. Weber, President and CEO
         Joseph R. Yates, III         Joseph R. Yates, III, Vice-President

         There is currently no arrangement, known to the Registrant, including any pledge by any person of securities of the Registrant or any of its parents, the operation of which may at a subsequent date result in a further change in

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control of the Registrant. The Registrant shall file with the Securities and
Exchange Commission a statement on Schedule 14F reporting the events occurring in connection with the Agreement, and eMax shall file with the Securities and Exchange Commission a statement on Schedule 13D reporting its acquisition of the Purchased Securities.


Item 2.  Acquisition or Disposition of Assets.

         Not applicable.


Item 3.  Bankruptcy or Receivership.

         Not applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         On July 26, 1999, the Registrant executed an engagement letter with the certified public accounting firm of C.M. Meeks & Company, P.A., which detailed the scope of work to be performed by C.M. Meeks & Company, P.A. during the next year. The Registrant's relationship with the certified public accounting firm of Grant Thornton LLP (the "Former Accountants") had been terminated by a letter of resignation from the Former Accountants, dated November 22, 1996. The Registrant's decision to retain C.M. Meeks & Company, P.A. was approved by the Registrant's Board of Directors.

         Until the engagement of C.M. Meeks & Company, P.A., the Registrant has not had an accountant since November 22, 1996. Accordingly, during the Registrant's four most recent fiscal years, there have been no financial reports issued by the Registrant.

         The Former Accountants' report on the Registrant's financial statements for the year ended December 31, 1994, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. The Former Accountants, on November 22, 1996, resigned prior to completing their audit of the financial statements for the year ended December 31, 1995.

         Since the engagement of the Former Accountants on February 22, 1995 and until the resignation of the Former Accountants, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. However, in a letter dated November 22, 1996, the Former Accountants indicated that they had difficulties in completing the audit for the year ended December 31, 1995. The difficulties had arisen for a number of reasons, including delays in receiving information, failure to receive payments of their invoices according to the terms of the engagement letter between them and the Registrant, and the filing of shareholder law suits and the lack of legal opinion relating to those suits that was acceptable to the Former Accountants. The Former Accountants informed the Registrant on October 9, 1996, that no further work would be undertaken on the

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audit after the filing of such lawsuits. The later unauthorized use of the preliminary draft financial statements in the Registrant's annual report on Form 10-KSB for the year ended December 31, 1995, resulted in the Former Accountants' decision to resign.

         When disclosure pursuant to Item 4 of Form 8-K is made, Item 304(a)(3) of Regulation S-K (the "Rule") promulgated by the Securities and Exchange Commission (the "Commission") requires a registrant to deliver a copy of the Form 8-K to the Registrant's former accountants, requesting that such former accountants review the disclosures made therein and provide a letter to the Registrant, addressed to the Commission, stating whether or not such Former Accountants agree with the statements made by the Registrant therein and, if not, stating the basis for their disagreement. The Registrant delivered a copy of this Form 8-K to the Former Accountants on September 23, 1999, and requested that the Former Accountants review the disclosures contained herein and provide the response required by the Rule as promptly as possible so the Registrant can file the response with the Commission as soon as possible and, in no event, later than ten business days after the filing of this Form 8-K. The Registrant received a response from the Former Accountants by letter received on September 27, 1999, in which the Former Accountants indicated that they agreed with the disclosures and statements made by the Registrant in this Form 8-K. The response of the Former Accountants is attached hereto as an exhibit.


Item 5.  Other Events.

         Not applicable.


Item 6.  Resignations of Registrant's Directors.

         Not applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         The following exhibits are filed with this report:

         Exhibit No.       Exhibit Description
         -----------       -------------------

             16.1          Letter from Grant Thornton LLP to the Registrant.
                           (Filed herewith.)

             23.1 Purchase Agreement dated April 2, 1999, among Louis Karabachos, Kathy L. Desmond, Kathy Desmond Karabachos, Kara Group Holdings, Inc., Kara Group Inc., Gateways to Space, Inc., and Entertainmax, Inc. (Filed herewith.)

             99.1 Press Release issued by the Registrant dated September 30, 1999 (Filed herewith.)


Item 8.  Change in Fiscal Year.

         Not applicable.


Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not applicable.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    GATEWAYS TO SPACE, INC.


September 30, 1999                  By: /s/  Matthew C. Weber
                                        ----------------------------------------
                                           Matthew C. Weber, President and CEO



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                                 EXHIBITS INDEX


         Exhibit No.       Exhibit Description
         -----------       -------------------

            16.1           Letter from Grant Thornton LLP to the Registrant

            23.1 Purchase Agreement dated April 2, 1999, among Louis Karaba- 11 chos, Kathy L. Desmond, Kathy Desmond Karabachos, Kara Group Holdings, Inc., Kara Group Inc., Gateways to Space, Inc., and Entertainmax, Inc. (Filed herewith.)

            99.1 Press Release issued by Registrant, dated September 30, 1999 (Filed herewith.)


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